TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2017
TRADE AND OTHER RECEIVABLES
TRADE AND OTHER RECEIVABLES

20.  TRADE AND OTHER RECEIVABLES

ACCOUNTING POLICY

Trade and other receivables are initially recognised at fair value and subsequently carried at amortised cost less allowance for impairment. Estimates made for impairment are based on a review of all outstanding amounts at year end. Irrecoverable amounts are written off during the period in which they are identified.

Trade receivables include actual invoiced sales of PGM concentrate as well as sales not yet invoiced for which deliveries have been made and the risks and rewards of ownership have passed. The receivable amount calculated for the PGM concentrate delivered but not yet invoiced is recorded at the fair value of the consideration receivable at the date of delivery. At each subsequent reporting date the receivable is restated to reflect the fair value movements in the pricing mechanism which is considered to represent an embedded derivative. Foreign exchange movements subsequent to the recognition of a sale are recognised as a foreign exchange gain or loss in profit or loss.

Figures in million - SA rand	2017	2016	2015
Trade receivables - gold sales	499.6	658.1	933.4
Trade receivables - PGM sales	4,512.4	4,001.9	-
Other trade receivables	431.4	306.5	108.4
Payroll debtors	174.1	154.7	109.5
Interest receivable	8.5	6.6	7.8
Financial assets	5,626.0	5,127.8	1,159.1
Prepayments	245.0	298.1	123.7
Value added tax	326.6	322.0	344.6
Total trade and other receivables	6,197.6	5,747.9	1,627.4